[USAA LOGO APPEARS HERE. (REGISTERED TRADEMARK)]






                                  ANNUAL REPORT

================================================================================

                               USAA VIRGINIA FUNDS

================================================================================

                                 MARCH 31, 2001








USAA FAMILY OF FUNDS
--------------------------------------------------------------------------------
For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                    MONEY MARKET                    INDEXES
--------------------------------------------------------------------------------

 Aggressive Growth*             Money Market             Extended Market Index

   Capital Growth          Tax Exempt Money Market        Global Titans Index

  Emerging Markets       Treasury Money Market Trust        Nasdaq-100 Index

 First Start Growth          State Money Market              S&P 500 Index

       Gold              -------------------------------------------------------
                                TAXABLE BONDS               ASSET ALLOCATION
      Growth             -------------------------------------------------------

  Growth & Income                 GNMA Trust               Balanced Strategy

   Income Stock            High-Yield Opportunities       Cornerstone Strategy

   International                    Income               Growth and Tax Strategy

Science & Technology        Intermediate-Term Bond           Growth Strategy

  Small Cap Stock               Short-Term Bond              Income Strategy

   World Growth          ----------------------------
                              TAX EXEMPT BONDS
                         ----------------------------

                                 Long-Term

                             Intermediate-Term

                                Short-Term

                             State Bond/Income

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICEMARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.





TABLE OF CONTENTS
--------------------------------------------------------------------------------
      MESSAGE FROM THE PRESIDENT                                        2
      INVESTMENT REVIEW
         USAA Virginia Bond Fund                                        4
         USAA Virginia Money Market Fund                               10
      FINANCIAL INFORMATION
         Distributions to Shareholders                                 14
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories and Definitions                                 16
            USAA Virginia Bond Fund                                    18
            USAA Virginia Money Market Fund                            22
         Notes to Portfolios of Investments                            25
         Statements of Assets and Liabilities                          26
         Statements of Operations                                      27
         Statements of Changes in Net Assets                           28
         Notes to Financial Statements                                 29
--------------------------------------------------------------------------------





IMPORTANT INFORMATION
--------------------------------------------------------------------------------
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA VIRGINIA FUNDS, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2001, USAA. ALL RIGHTS RESERVED.





MESSAGE FROM THE PRESIDENT
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, CHRISTOPHER W. CLAUS, APPEARS HERE.]

During 2000 and early 2001, we saw some of the most dramatic market downturns in several decades. Many investors who rode the wave of the new economy boom of 1996 through early 2000 are now experiencing a sobering reality check. However, we are happy to report good financial news to you, our shareholder -- continued positive returns on your tax-exempt bond funds and above-average yields on our money market funds.

In addition to producing positive returns, the performance of USAA's tax-exempt funds ranked well among their peers. On the following page, recent rankings from Lipper Analytical Services, Inc. show how your funds performed in comparison to others in their Lipper categories.

The performance of these funds is testimony to the competency, skill, and commitment of our team members -- portfolio managers, securities analysts, and traders -- whose goal is to deliver this performance to you. We at USAA have worked diligently to build a world-class team of experts to manage our funds, and we are proud of the results they have delivered.

Our overall objective in managing tax-exempt funds is to generate a high level of income that is exempt from federal and, in some cases, state income taxes. In the long run, almost all return available from bonds is generated from income, and of course, that is the tax-advantaged part of the return. We watch carefully and take into consideration the value of the principal, as well. USAA Investments offers an array of tax-exempt bond funds with different income, volatility, and liquidity characteristics. For those who wish to invest in bond funds in an IRA or other tax-qualified account, or have needs for taxable income, USAA Investments offers a similar array of funds that invest in bonds that have the potential to generate taxable income.

Within the realm of fixed-income investments, tax-exempt funds have characteristics of being tax-efficient. You are likely to retain virtually all of the interest income on these funds because they are tax-EXEMPT, not tax-deferred like an IRA, 401(k), or annuity. When you consider the value of an investment that is exempt from federal and, in some cases, state income tax, it is easy to see why these funds can be a vital part of a balanced portfolio.

We appreciate the opportunity to serve you, our shareholder, and your investment needs. Thank you for your trust, confidence, and continued business.

Sincerely,


Christopher W. Claus
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

                   LIPPER RANKINGS FOR PERIODS ENDING 3/31/01

                                             RANKING/NUMBER OF FUNDS IN CATEGORY
FUND/LIPPER CATEGORY                           1 YEAR      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
USAA LONG-TERM FUND
GENERAL MUNICIPAL DEBT FUNDS                   24/273      17/186      25/85

USAA INTERMEDIATE-TERM FUND
INTERMEDIATE MUNICIPAL DEBT FUNDS              28/119       7/100       2/24

USAA SHORT-TERM FUND
SHORT MUNICIPAL DEBT FUNDS                      1/33        3/26         1/6

USAA TAX-EXEMPT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUNDS                   7/133       5/115       7/77

USAA CALIFORNIA BOND FUND
CALIFORNIA MUNICIPAL DEBT FUNDS                13/111       4/80        9/39

USAA CALIFORNIA MONEY MARKET FUND
CALIFORNIA TAX-EXEMPT MONEY MARKET FUNDS        7/55        3/46        4/34

USAA NEW YORK BOND FUND
NEW YORK MUNICIPAL DEBT FUNDS                   1/104       2/78        10/35

USAA NEW YORK MONEY MARKET FUND
NEW YORK TAX-EXEMPT MONEY MARKET FUNDS          11/49       5/40        4/29

USAA VIRGINIA BOND FUND
VIRGINIA MUNICIPAL DEBT FUNDS                   1/37        3/33         1/8

USAA VIRGINIA MONEY MARKET FUND
STATE-SPECIFIC MONEY MARKET FUNDS               16/38       12/29        2/3

USAA FLORIDA TAX-FREE INCOME FUND
FLORIDA MUNICIPAL DEBT FUNDS                    3/63        2/55         N/A

USAA FLORIDA TAX-FREE MONEY MARKET FUND
STATE-SPECIFIC MONEY MARKET FUNDS               10/38       10/29        N/A

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE; THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THESE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - LIPPER ANALYTICAL SERVICES IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. RANKINGS ARE BASED ON TOTAL RETURNS. - FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.





INVESTMENT REVIEW
--------------------------------------------------------------------------------
USAA VIRGINIA BOND FUND

OBJECTIVE: High level of current interest income that is exempt from federal and Virginia state income taxes.

TYPES  OF  INVESTMENTS:  Invests  principally  in  long-term,   investment-grade
Virginia tax-exempt securities.

--------------------------------------------------------------------------------
                                                  3/31/01          3/31/00
--------------------------------------------------------------------------------
 Net Assets                                    $432.0 Million   $377.2 Million
 Net Asset Value Per Share                         $11.29           $10.69
 Tax-Exempt Dividends Per Share Last 12 Months     $0.586           $0.593
 Capital Gains Distributions Per Share Last 12
    Months                                             -                -
--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/01
--------------------------------------------------------------------------------
  30-DAY SEC YIELD                                                   4.66%
--------------------------------------------------------------------------------
 * CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.



--------------------------------------------------------------------------------
                     AVERAGE ANNUAL COMPOUNDED RETURNS WITH
            REINVESTMENT OF DIVIDENDS - PERIODS ENDING MARCH 31, 2001
--------------------------------------------------------------------------------
                 TOTAL RETURN   EQUALS   DIVIDEND RETURN   PLUS   PRICE CHANGE
--------------------------------------------------------------------------------
      10 YEARS       7.03%        =           5.90%         +         1.13%
--------------------------------------------------------------------------------
      5 YEARS        6.29%        =           5.64%         +         0.65%
--------------------------------------------------------------------------------
      1 YEAR        11.45%        =           5.84%         +         5.61%
--------------------------------------------------------------------------------


              ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS
                  FOR THE 10-YEAR PERIOD ENDING MARCH 31, 2001

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA Virginia Bond Fund for the 10-year period ending March 31, 2001.

TOTAL RETURN
---------------------
03/31/1992      9.61%
03/31/1993     12.61%
03/31/1994      2.69%
03/31/1995      6.61%
03/31/1996      7.57%
03/31/1997      5.82%
03/31/1998     11.13%
03/31/1999      5.62%
03/31/2000     -2.00%
03/31/2001     11.42%

DIVIDEND RETURN
---------------------
03/31/1992      6.79%
03/31/1993      6.46%
03/31/1994      5.38%
03/31/1995      6.14%
03/31/1996      5.99%
03/31/1997      5.91%
03/31/1998      5.91%
03/31/1999      5.36%
03/31/2000      5.20%
03/31/2001      5.81%

CHANGE IN SHARE PRICE
---------------------
03/31/1992      2.82%
03/31/1993      6.15%
03/31/1994     -2.69%
03/31/1995      0.47%
03/31/1996      1.58%
03/31/1997     -0.09%
03/31/1998      5.22%
03/31/1999      0.26%
03/31/2000     -7.20%
03/31/2001      5.61%
--------------------------------------------------------------------------------
TOTAL RETURN EQUALS DIVIDEND RETURN PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. DIVIDEND RETURN IS THE INCOME FROM DIVIDENDS RECEIVED OVER THE PERIOD ASSUMING REINVESTMENT OF ALL DIVIDENDS. SHARE PRICE CHANGE IS THE CHANGE IN NET ASSET VALUE OVER THE PERIOD ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.






--------------------------------------------------------------------------------
                       12-MONTH DIVIDEND YIELD COMPARISON
                       ----------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12-Month Dividend Yield of the USAA Virginia Bond Fund to the 12-Month
Dividend Yield of the Lipper Virginia Municipal Debt Funds Average from 3/31/1992 to 03/31/2001.

                 USAA VIRGINIA         LIPPER VIRGINIA MUNICIPAL
                   BOND FUND               DEBT FUNDS AVERAGE
                 -------------         -------------------------
03/31/1992           6.37%                       6.17%
03/31/1993           5.75%                       5.58%
03/31/1994           5.77%                       5.43%
03/31/1995           5.80%                       5.14%
03/31/1996           5.77%                       4.96%
03/31/1997           5.80%                       4.91%
03/31/1998           5.40%                       4.62%
03/31/1999           5.24%                       4.47%
03/31/2000           5.55%                       4.71%
03/31/2001           5.22%                       4.51%
--------------------------------------------------------------------------------
THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS. THE GRAPH SHOWS DATA FOR PERIODS ENDING 3/31/92 TO 3/31/01.





--------------------------------------------------------------------------------
                      CUMULATIVE PERFORMANCE COMPARISON
                      ---------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 investment in the USAA Virginia Bond Fund, the Lehman Brothers Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Average. The data is from 3/31/1991 through 3/31/2001. The data points from the graph are as follows:

USAA VIRGINIA BOND FUND
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,592
03/31/92               10,961
09/30/92               11,656
03/31/93               12,343
09/30/93               13,185
03/31/94               12,675
09/30/94               12,765
03/31/95               13,513
09/30/95               14,106
03/31/96               14,536
09/30/96               15,091
03/31/97               15,382
09/30/97               16,436
03/31/98               17,093
09/30/98               17,870
03/31/99               18,054
09/30/99               17,477
03/31/00               17,692
09/30/00               18,456
03/31/01               19,713

LEHMAN BROTHERS MUNICIPAL BOND INDEX
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,611
03/31/92               10,999
09/30/92               11,720
03/31/93               12,376
09/30/93               13,213
03/31/94               12,663
09/30/94               12,891
03/31/95               13,604
09/30/95               14,332
03/31/96               14,745
09/30/96               15,198
03/31/97               15,548
09/30/97               16,568
03/31/98               17,214
09/30/98               18,012
03/31/99               18,281
09/30/99               17,887
03/31/00               18,266
09/30/00               18,991
03/31/01               20,261

LIPPER VIRGINIA MUNICIPAL DEBT FUNDS AVERAGE
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,569
03/31/92               10,895
09/30/92               11,578
03/31/93               12,221
09/30/93               13,080
03/31/94               12,525
09/30/94               12,640
03/31/95               13,290
09/30/95               13,871
03/31/96               14,248
09/30/96               14,668
03/31/97               14,935
09/30/97               15,879
03/31/98               16,460
09/30/98               17,172
03/31/99               17,329
09/30/99               16,826
03/31/00               17,077
09/30/00               17,700
03/31/01               18,809
--------------------------------------------------------------------------------
DATA FROM 3/31/91 THROUGH 3/31/01.

THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA VIRGINIA BOND FUND TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER VIRGINIA MUNICIPAL DEBT FUNDS AVERAGE. THE BROAD-BASED LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX THAT TRACKS TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. THE LIPPER VIRGINIA MUNICIPAL DEBT FUNDS AVERAGE IS THE AVERAGE PERFORMANCE LEVEL OF ALL VIRGINIA MUNICIPAL DEBT FUNDS, AS COMPUTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. ALL TAX-EXEMPT BOND FUNDS WILL FIND IT DIFFICULT TO OUTPERFORM THE LEHMAN INDEX BECAUSE FUNDS HAVE EXPENSES.






MESSAGE FROM THE MANAGER
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PORTFOLIO MANAGER, ROBERT R. PARISEAU, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM MARCH 31, 2000, TO MARCH 31, 2001?

I'm very pleased to say that your USAA Virginia Bond Fund had a total return of 11.45% for the one-year period ending March 31, 2001. The Fund ranked FIRST out of 37, third out of 33, and FIRST out of 8 funds in the Lipper Virginia Municipal Debt Funds category for the one-, five-, and 10-year periods ending March 31, 2001, respectively. The Fund's share price increased by $0.60, or 5.61%, to $11.29. During this period, your Fund paid a dividend distribution yield of 5.22%.

================================================================================

                                    * * * *

    YOUR FUND'S PERFORMANCE RECEIVED AN OVERALL MORNINGSTAR RATING(TRADEMARK)
                 OF 4 STARS IN THE MUNICIPAL BOND FUND CATEGORY
                      FOR THE PERIOD ENDING MARCH 31, 2001.

================================================================================


REFER TO THE BOTTOM OF PAGE 5 FOR THE LIPPER CATEGORY DEFINITION.

THE 12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE PREVIOUS 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS.

TOTAL  RETURN   EQUALS  INCOME  RETURN  PLUS  SHARE  PRICE  CHANGE  AND  ASSUMES
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR PROPRIETARY RATINGS ON U.S.-DOMICILED FUNDS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF MARCH 31, 2001. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE-, FIVE-, AND 10-YEAR AVERAGE ANNUAL RETURNS (IF APPLICABLE) IN EXCESS OF 90-DAY U.S. TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY U.S. T-BILL RETURNS. THE OVERALL MORNINGSTAR RATING(TRADEMARK) IS A WEIGHTED AVERAGE OF THE FUND'S THREE-, FIVE-, AND 10-YEAR (IF APPLICABLE) RISK-ADJUSTED PERFORMANCE. THE USAA VIRGINIA BOND FUND RECEIVED 4 STARS, 5 STARS, AND 4 STARS FOR THE THREE-, FIVE- AND 10-YEAR PERIODS, RESPECTIVELY. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS. THE FUND WAS RATED AMONG 1,692, 1,452, AND 438 MUNICIPAL BOND FUNDS FOR THE THREE-, FIVE AND 10-YEAR PERIODS, RESPECTIVELY.


Your Fund earned a Lipper Performance Achievement Certificate for ranking FIRST among 36 funds in the Lipper Virginia Municipal Debt Funds category for the one-year period ending December 31, 2000.


FOR THE FIVE- AND 10-YEAR PERIODS ENDING DECEMBER 31, 2000, THE FUND RANKED 4 OUT OF 33 AND 2 OUT OF 8 FUNDS, RESPECTIVELY, IN THE LIPPER VIRGINIA MUNICIPAL DEBT FUNDS CATEGORY.


WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THIS PERIOD?

Since the summer of 1999, the Federal Reserve Board (the Fed) had been concerned that a very robust U.S. economy, rising energy prices, and a tight labor market would trigger higher inflation. In the first half of 2000, the Fed raised short-term interest rates three times, for a total of 1%. However, by late spring of last year, the financial markets sensed that the U.S. economy was losing momentum, and long-term interest rates began to fall. The bond market generally welcomes a slowing economy because inflation pressures are lower. After economic activity fell sharply late last year, the Fed slashed the federal funds target interest rate twice in January 2001 and once again in March for a total interest rate reduction of 1.5%.

The yield on the Bond Buyer 40-Bond Index fell 0.67% during the 12 months ending March 31, 2001. Bond prices were impressively higher. Very attractive tax equivalent yields and an increasing desire for portfolio diversification stimulated investor demand for municipals.


THE BOND BUYER 40-BOND INDEX IS THE INDUSTRY STANDARD FOR THE YIELD OF LONG-TERM, INVESTMENT-GRADE MUNICIPAL BONDS.

WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

My goal is to produce a high level of tax-exempt income with the best AFTER-TAX total return over a three- to five-year investment horizon. The Fund remains fully invested in long-term, investment-grade municipal bonds with an income orientation. Municipal bonds maturing in 15 years or longer usually yield more than shorter bonds of the same credit quality. However, longer-maturity bonds are more sensitive to changes in interest rates than shorter-maturity bonds.

Like any buyer, I seek value. We define value at USAA as a combination of:

   - STRUCTURE (coupon, maturity, call features, sinking funds, etc.)

   - LIQUIDITY (the ability to sell the bond quickly and receive the price you expect)

   - CREDIT QUALITY (the strength and stability of the issuer)

   - YIELD (The bond may otherwise be a great fit, but if the yield is too low, it's overpriced.)

Our shareholders have made it very clear that they do not want the income from their USAA tax-exempt funds to be subject to the alternative minimum tax (AMT). Consequently, since their inception, none of the USAA tax-exempt funds has distributed income that was subject to the AMT for individual taxpayers. Looking ahead, we have no intention of purchasing municipal bonds that are subject to the AMT. Of course, we would certainly advise our shareholders should any change in the federal tax code compel us to reconsider our position.

WHAT IS THE OUTLOOK?

During the first quarter of 2001, U.S. economic activity seemed to stabilize after an extremely weak November and December. Although an economic slowdown is evident, no consensus exists as to its depth and length. Bullish investors believe that the U.S. economy will recover quickly after a brief pause, but more pessimistic investors predict an outright recession. Although energy prices remain stubbornly high because of tight supply, an increase in unemployment and slower economic growth should help to subdue inflation.

Stock market volatility and investors' desires to diversify should continue to increase demand for municipal bonds. The combination of a weak economic outlook, stock market volatility, and growing demand typically proves to be a friendly environment for municipal bonds.

Virginia benefits from a diverse and wealthy economic base. Although growth is slowing, prudent fiscal practices have earned the state a reputation for financial strength. Moody's Investors Service, Standard & Poor's, and Fitch IBCA rate the state's general obligation debt AAA. We will closely monitor specific credit issues and litigation that could potentially affect the value of your holdings.

TAXABLE EQUIVALENT YIELDS

The table below compares the yield of the USAA Virginia Bond Fund with a taxable equivalent investment.

--------------------------------------------------------------------------------
 TO MATCH THE USAA VIRGINIA BOND FUND'S CLOSING 30-DAY SEC YIELD OF 4.66% AND:

 Assuming a Virginia state tax rate of 5.75%
   and a marginal federal tax rate of:       28%        31%       36%      39.6%

 A FULLY TAXABLE INVESTMENT MUST PAY:       6.87%      7.17%     7.73%     8.19%
--------------------------------------------------------------------------------

THIS TABLE IS BASED ON A HYPOTHETICAL INVESTMENT CALCULATED FOR ILLUSTRATION ONLY. IT IS NOT AN INDICATION OF PERFORMANCE FOR ANY OF THE USAA FAMILY OF FUNDS.

SOME INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.





--------------------------------------------------------------------------------
                              PORTFOLIO RATINGS MIX
                                     3/31/01
                              ---------------------

A pie chart is shown here depicting the Portfolio Ratings Mix as of March 31, 2001 of the USAA Virginia Bond Fund to be:

AAA - 34%; AA - 35%; A - 20%; BBB - 8%; BB - 2%; AND CASH EQUIVALENTS - 1%.


THE FOUR HIGHEST LONG-TERM CREDIT RATINGS, IN DESCENDING ORDER OF CREDIT QUALITY, ARE AAA, AA, A, AND BBB. THIS CHART REFLECTS THE HIGHER RATING OF EITHER MOODY'S INVESTORS SERVICE, STANDARD & POOR'S RATING SERVICES, OR FITCH IBCA. UNRATED SECURITIES THAT HAVE BEEN DETERMINED BY USAA IMCO TO BE OF EQUIVALENT INVESTMENT QUALITY TO CATEGORIES AAA AND BBB ACCOUNT FOR 1.8% AND 1.0%, RESPECTIVELY, OF THE FUND'S INVESTMENTS AND ARE INCLUDED IN THEIR APPROPRIATE CATEGORIES ABOVE.
--------------------------------------------------------------------------------

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-21.











INVESTMENT REVIEW
--------------------------------------------------------------------------------
USAA VIRGINIA MONEY MARKET FUND

OBJECTIVE: High level of current interest income that is exempt from federal and Virginia state income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: Invests principally in high-quality Virginia tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.*

* AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                            3/31/01              3/31/00
--------------------------------------------------------------------------------
  Net Assets                            $168.7 Million       $157.1 Million
  Net Asset Value Per Share                  $1.00                $1.00
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/01
--------------------------------------------------------------------------------
            1 YEAR          5 YEARS        10 YEARS         7-DAY YIELD
             3.70%           3.24%           3.14%             3.11%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.







--------------------------------------------------------------------------------
                          7-DAY YIELD COMPARISON
                          ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA Virginia Money Market Fund and the iMoneyNet, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds. The data is for the period 3/27/2000 to 3/26/2001.

                      USAA VIRGINIA
                    MONEY MARKET FUND              IMONEYNET AVERAGE
                    -----------------              -----------------
03/27/00                   3.32%                         2.94%
04/24/00                   3.79%                         3.43%
05/22/00                   3.99%                         3.59%
06/26/00                   4.00%                         3.69%
07/31/00                   3.75%                         3.47%
08/28/00                   3.76%                         3.39%
09/25/00                   3.91%                         3.54%
10/30/00                   3.87%                         3.52%
11/27/00                   3.92%                         3.58%
12/18/00                   3.68%                         3.29%
01/29/01                   3.53%                         3.21%
02/26/01                   3.29%                         2.80%
03/26/01                   3.05%                         2.79%
--------------------------------------------------------------------------------
DATA REPRESENT THE LAST MONDAY OF EACH MONTH.
ENDING DATE 3/26/01.

THE GRAPH TRACKS THE FUND'S SEVEN-DAY YIELD AGAINST IMONEYNET, INC. STATE SPECIFIC SB (STOCK BROKER) & GP (GENERAL PURPOSE) (TAX-FREE) MONEY FUNDS, AN AVERAGE OF MONEY MARKET FUND YIELDS.







MESSAGE FROM THE MANAGER
--------------------------------------------------------------------------------
[PHOTOGRAPH OF THE PORTFOLIO MANAGER, REGINA G. SHAFER, CFA, APPEARS HERE.]

HOW DID THE FUND PERFORM FROM MARCH 31, 2000, TO MARCH 31, 2001?

The USAA Virginia Money Market Fund performed well for the 12 months ending March 31, 2001. For that time period, iMoneyNet, Inc. ranked the fund 16 out of 175 state-specific tax-exempt money market funds. The Fund had a return of 3.7%, and the average return for the category over the same period was 3.31%.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

The market conditions have changed dramatically since our last report six months ago. If you recall, we were just beginning to suspect the economy was cooling after an extended period of rising short-term interest rates. The suspicion was confirmed as economic reports showed more and more signs of a slowdown. The Federal Reserve (the Fed) acted on this news in an attempt to keep the economy in check by reducing the federal funds rate (the interest rate banks charge to other banks) three times during the period from January to March, for a total of 1.5% in reductions. That brought the federal funds rate to 5%.

What have these changes meant for the Fund? Our yields have also dropped. Yields on one-year notes have fallen to 3.01%, according to the Bond-Buyer One-Year
Note Index, as compared to 4.08% last March and 4.2% in September. We have also seen similar yield drops in other products such as commercial paper and variable-rate demand notes (VRDNs).


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE BOND BUYER ONE-YEAR NOTE INDEX IS REPRESENTATIVE OF YIELDS ON 10 LARGE ONE-YEAR, TAX-EXEMPT NOTES.


WHAT WERE YOUR  STRATEGIES  AND  TECHNIQUES  FOR BUYING AND  SELLING  DURING THE
PERIOD?

My strategy for this period of declining rates was to extend the average maturities of the securities in the Fund when there were appealing opportunities, while continuing to look at the attractiveness of VRDNs and medium-term commercial paper. I tried not to extend the average maturity of the Fund's portfolio much when rates were at their worst, so that the Fund would not be locked into the lowest levels for an extended amount of time. This meant the Fund had to weather the rates in the short-term products when the rates fell to their lows. Over time this strategy has worked well, because the short-term VRDNs have remained an attractive product.

Our continuing strategy includes using a team of analysts dedicated to our money funds to review each security we purchase. Not only do the analysts help find value, but they also do a good job of keeping us free of credit problems.

WHAT IS THE OUTLOOK?

All indications point to a lower interest rate environment over the near term as the Fed is expected to continue to lower its target for short-term interest rates. Accordingly, we anticipate that our short tax-exempt rates will trend down until the economy starts showing some signs of improvement. This downward trend should be somewhat mitigated in April and May, when taxpayers typically are expected to use their money market funds to pay their income taxes, which would result in decreasing demand for short-term products. The decrease in demand should cause the yields to increase for the one-day and seven-day VRDNs, offsetting the lower rates in other products.






--------------------------------------------------------------------------------
                                  PORTFOLIO MIX
                                     3/31/01
                                  -------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 2001 of the USAA Virginia Money Market Fund to be:

FIXED-RATE INSTRUMENTS - 11.3%; PUT BONDS - 13.2%; AND VARIABLE-RATE DEMAND NOTES - 75.1%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.
--------------------------------------------------------------------------------

YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 22-24.





--------------------------------------------------------------------------------
                    CUMULATIVE PERFORMANCE OF $10,000
                    ---------------------------------

A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 investment in the USAA Virginia Money Market Fund. The data is from 03/31/1991 through 03/31/2001. The data points from the graph are as follows:

USAA VIRGINIA MONEY MARKET FUND
  YEAR                 AMOUNT
--------              -------
03/31/91              $10,000
09/30/91               10,221
03/31/92               10,409
09/30/92               10,559
03/31/93               10,686
09/30/93               10,802
03/31/94               10,914
09/30/94               11,049
03/31/95               11,232
09/30/95               11,429
03/31/96               11,616
09/30/96               11,799
03/31/97               11,982
09/30/97               12,184
03/31/98               12,381
09/30/98               12,582
03/31/99               12,750
09/30/99               12,933
03/31/00               13,142
09/30/00               13,394
03/31/01               13,627
--------------------------------------------------------------------------------
DATA FROM 3/31/91 THROUGH 3/31/01.

THE GRAPH ILLUSTRATES THE PERFORMANCE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE USAA VIRGINIA MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE VALUE OF YOUR INVESTMENT WILL VARY ACCORDING TO THE FUND'S PERFORMANCE. INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES OR TO THE FEDERAL ALTERNATIVE MINIMUM TAX. FOR THE SEVEN-DAY YIELD INFORMATION, PLEASE REFER TO THE FUND'S INVESTMENT REVIEW PAGE.







DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
The Funds completed their fiscal year on March 31, 2001. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year of what portion of its earnings was exempt from federal taxation and dividends that represent long-term gains. The net investment income earned and distributed by each of the Funds was 100% tax-exempt for federal income tax purposes. There were no long-term capital gains distributions for the year ended March 31, 2001.







INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

KPMG



The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the USAA Virginia Bond and USAA Virginia Money Market funds, series of the USAA Tax Exempt Fund, Inc., as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond and USAA Virginia Money Market funds as of March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG LLP

San Antonio, Texas
May 4, 2001







CATEGORIES AND DEFINITIONS
PORTFOLIOS OF INVESTMENTS

MARCH 31, 2001


FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements. In bond funds, the effective maturity is the next put date.

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

The USAA Virginia Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, "eligible securities" generally consist of securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality at the time of purchase. The Manager also attempts to minimize credit risk in the USAA Virginia Money Market Fund through rigorous internal credit research.

(PRE)  Prerefunded to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(LIQ)  Enhanced by a bank or nonbank liquidity agreement.
(NBGA) Enhanced by a nonbank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.
       (2) AMBAC Financial Group, Inc.
       (3) Financial Guaranty Insurance Co.
       (4) Financial Security Assurance Holdings Ltd.
       (5) Asset Guaranty Insurance Co.
       (6) ACA Financial Guaranty Corp.

PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

BAN     Bond Anticipation Note             MFH    Multifamily Housing
GO      General Obligation                 PCRB   Pollution Control Revenue Bond
IDA     Industrial Development             RB     Revenue Bond
          Authority/Agency
IDRB    Industrial Development
          Revenue Bond






USAA VIRGINIA BOND FUND

PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MARCH 31, 2001


PRINCIPAL                                           COUPON    FINAL       MARKET
 AMOUNT                   SECURITY                   RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (95.9%)

            VIRGINIA (91.1%)
            Abingdon Town IDA Hospital RB,
  $ 3,305     Series 1998                            5.25%   7/01/2016  $  3,279
    2,610     Series 1998                            5.38    7/01/2028     2,506
    2,505   Alexandria IDA Educational Facilities
              RB, Series 1999                        5.88    1/01/2023     2,660
            Alexandria IDA RB,
    5,755     Series 2000A (INS)(2)                  5.90   10/01/2020     6,311
   12,480     Series 2000A (INS)(2)                  5.90   10/01/2030    13,555
    3,280   Arlington County IDA RB, Series 1997A    5.45    7/01/2027     3,371
    7,500   Augusta County IDA Hospital RB,
              Series 1991 (PRE)                      7.00    9/01/2021     7,769
    6,260   Chesapeake Toll Road RB, Series 1999A    5.63    7/15/2032     6,270
            Chesterfield County Health Center
              Commission Mortgage RB,
    1,500     Series 1996                            5.95   12/01/2026     1,560
   12,195     Series 1996                            6.00    6/01/2039    12,706
            College Building Auth. Educational
              Facilities RB,
    2,885     Series 1992 (PRE)                      6.63    5/01/2013     3,046
    1,390     Series 2000 (Hampton Univ.)            5.80    4/01/2016     1,499
    1,000     Series 2000 (Hampton Univ.)            6.00    4/01/2020     1,088
    6,215     Series 2000A                           5.00    9/01/2019     6,211
    6,530     Series 2000A                           5.00    9/01/2020     6,518
            Commonwealth Transportation Board RB,
    2,600     Series 1997C                           5.13    5/15/2019     2,628
    2,150     Series 1999B                           5.50    5/15/2022     2,246
    3,000   Covington IDA RB, Series 1994            6.65    9/01/2018     3,137
            Danville IDA Hospital RB,
    3,000     Series 1998 (INS)(2)                   5.20   10/01/2018     3,108
    9,500     Series 1998 (INS)(2)                   5.25   10/01/2028     9,708
    2,250   Emporia GO, Series 1995                  5.75    7/15/2015     2,357
   15,180   Fairfax County IDA RB, Series 1996       6.00    8/15/2026    15,977
    2,000   Fairfax County Redevelopment and
              Housing Auth. MFH RB, Series 1996A     6.00   12/15/2028     2,083
   11,000   Fairfax County Sewer RB, Series 1996
              (INS)(1)                               5.88    7/15/2028    11,700
            Fairfax County Water Auth. RB,
    4,750     Series 1992                            6.00    4/01/2022     5,143
   10,000     Series 1997                            5.00    4/01/2029     9,815
    5,235     Series 2000                            5.63    4/01/2025     5,544
    1,000     Series 2000                            5.75    4/01/2030     1,070
    8,750   Galax IDA Hospital RB, Series 1995
              (INS)(5)                               5.75    9/01/2020     8,973
    1,000   Halifax County IDA Hospital RB,
              Series 1998                            5.25    9/01/2017       957
    1,255   Hampton Redevelopment and
              Housing Auth. RB, Series 1996A         6.00    1/20/2026     1,293
   12,185   Hanover County IDA Hospital RB,
              Series 1995 (INS)(1)                   6.38    8/15/2018    14,003
    5,525   Henrico County IDA Educational
              Facilities RB, Series 1998             5.10   10/15/2029     5,394
            Henrico County IDA Residential and
              Healthcare Facility RB,
    1,025     Series 1997                            6.10    7/01/2020     1,033
    2,070     Series 1997                            6.15    7/01/2026     2,083
    2,500   Henry County IDA Hospital RB,
              Series 1997                            6.00    1/01/2027     2,620
            Housing Development Auth. Commonwealth
              Mortgage RB,
    5,440     Series 1992A                           7.10    1/01/2022     5,600
   10,000     Series 1992A                           7.10    1/01/2025    10,290
            Housing Development Auth. MFH RB,
   11,235     Series 1982A(a)                        7.00   11/01/2017     2,411
    2,630     Series 1991F                           7.10    5/01/2013     2,686
    3,500   Isle of Wight County IDA RB, Series
              2000A                                  5.85    1/01/2018     3,529
    2,000   Loudoun County IDA Hospital RB,
              Series 1995 (INS)(4)                   5.80    6/01/2026     2,075
    1,545   Lynchburg GO Public Improvement BAN,
              Series 2000                            5.75    6/01/2030     1,656
    7,000   Metropolitan Washington Airports Auth.
              RB, Series 1997A                       5.38   10/01/2023     7,091
    2,440   Montgomery County IDA RB,
              Series 2000B (INS)(2)                  5.50    1/15/2022     2,557
            Newport News GO,
    3,170     Series 2000A                           5.75    5/01/2018     3,459
    6,750     Series 2000A                           5.75    5/01/2020     7,354
    1,850   Norfolk Redevelopment and
              Housing Auth. RB, Series 1999          5.50   11/01/2019     1,946
   11,000   Peninsula Ports Auth. RB,
              Series 1992 (NBGA)                     7.38    6/01/2020    11,332
    2,500   Prince William County IDA Hospital RB,
              Series 1995 (PRE)                      6.85   10/01/2025     2,870
    4,000   Prince William County Service Auth.
              Water RB, Series 1999 (INS)(3)         5.60    7/01/2024     4,216
            Public School Auth. Financing Bonds,
    4,645     Series 1999B                           6.00    8/01/2019     5,070
   10,585     Series 2000A                           5.50    8/01/2020    11,127
    6,300     Series 2000B                           5.00    8/01/2019     6,308
            Resources Auth. Clean Water RB,
    1,790     Series 1999                            5.63   10/01/2022     1,900
    6,700     Series 2000                            5.38   10/01/2021     6,952
    4,710   Resources Auth. Railway Transportation
              RB, Series 1990                        7.13   10/01/2015     4,710
            Resources Auth. Water and Sewer RB,
    7,210     Series 1996A                           5.63    4/01/2027     7,514
    1,620     Series 1997                            5.30   11/01/2022     1,649
    4,270     Series 1998                            5.20   10/01/2028     4,289
            Richmond Convention Center Auth. RB,
    6,295     Series 2000                            6.13    6/15/2020     6,864
   14,750     Series 2000                            6.13    6/15/2025    16,015
   12,840   Richmond GO, Series 1999A (INS)(4)       5.13    1/15/2024    12,841
    2,000   Richmond Metropolitan Auth.
              Expressway RB, Series 1998 (INS)(3)    5.25    7/15/2022     2,082
    4,000   Richmond Public Utility RB,
              Series 1998A (INS)(3)                  5.13    1/15/2028     4,001
    1,250   Roanoke County Educational Facility IDA
              RB, Series 1998                        5.25    3/15/2023     1,251
    4,250   Russell County IDA PCRB, Series 1990G    7.70   11/01/2007     4,341
    4,050   Suffolk Redevelopment and Housing Auth.
              MFH RB, Series 1998 (INS)(6)           5.35   10/01/2028     3,815
    1,000   Virginia Beach Development Auth.
              Residential and Health Care Facility
              RB, Series 1997                        6.15    7/01/2027     1,012
    7,610   Virginia Beach GO, Series 2000           5.50    3/01/2020     8,028
   10,395   Virginia Beach Water and Sewer System RB,
              Series 2000                            5.50    8/01/2025    10,814
    9,000   West Point IDA Solid Waste Disposal RB,
              Series 1994B                           6.25    3/01/2019     8,184
    6,000   Williamsburg Hospital Facilities IDA RB,
              Series 1993                            5.75   10/01/2022     5,982
      415   Winchester IDA Educational Facilities RB,
              Series 1994 (INS)(5)                   6.75   10/01/2019       459

            PUERTO RICO (4.8%)
    8,300   Electric Power Auth. RB, Series 1995Z    5.25    7/01/2021     8,364
            Highway and Transportation Auth. RB,
    6,600     Series 1996Y                           5.50    7/01/2026     6,784
    6,000     Series 1998A                           4.75    7/01/2038     5,519
--------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $394,690)                414,168
--------------------------------------------------------------------------------

                                 PUT BOND (1.4%)

            VIRGINIA
    6,000  Henrico County Economic Development
              Auth. RB, Series 2000 (cost: $6,000)   5.75   11/15/2030     6,151
--------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (1.3%)

            VIRGINIA
    1,100   Peninsula Ports Auth. Coal Terminal RB,
              Series 1987D (LOC)                     3.75    7/01/2016     1,100
      500   Petersburg Hospital Auth. RB,
              Series 1997 (LOC)                      3.80    7/01/2017       500
    3,900   Waynesboro IDA RB, Series 1997 (LOC)     3.80   12/15/2028     3,900
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $5,500)                5,500
--------------------------------------------------------------------------------
            Total investments (cost: $406,190)                          $425,819
================================================================================







                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Hospitals                                           17.6%
            Water/Sewer Utilities - Municipal                   17.3
            General Obligations                                 13.5
            Education                                            5.8
            Miscellaneous                                        5.7
            Nursing/Continuing Care Centers                      5.5
            Sales Tax                                            5.3
            Airport/Port                                         4.5
            Special Assessment/Tax                               4.0
            Single-Family Housing                                3.7
            Paper & Forest Products                              3.4
            Escrowed Bonds                                       3.2
            Multifamily Housing                                  2.5
            Electric/Gas Utilities - Municipal                   1.9
            Toll Roads                                           1.9
            Appropriated Debt                                    1.0
            Electric Utilities                                   1.0
            Community Service                                    0.8
                                                                ----
            Total                                               98.6%
                                                                ====







USAA VIRGINIA MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

MARCH 31, 2001


PRINCIPAL                                           COUPON     FINAL
 AMOUNT                      SECURITY                RATE     MATURITY   VALUE
--------------------------------------------------------------------------------

                       VARIABLE-RATE DEMAND NOTES (75.1%)

  $ 2,850   Arlington Public Improvement RB,
              Series 1984 (LOC)                      3.50%   8/01/2017  $  2,850
            Chesterfield County IDA PCRB,
    9,400     Series 1992                            3.65    4/01/2009     9,400
    7,750     Series 1993                            3.65    8/01/2009     7,750
    5,600   Chesterfield County IDA RB, Series
              1989 (LOC)                             3.65    2/01/2003     5,600
    3,635   Clarke County IDA RB,
              Series 2000 (LIQ)(INS)(4)              3.60    1/01/2030     3,635
    5,100   Colonial Heights IDA IDRB, Series 1992   3.65    3/01/2005     5,100
            Fairfax County IDA RB,
    2,000     Series 1988B                           3.40   10/01/2025     2,000
    5,000     Series 2000                            3.40    1/01/2030     5,000
    2,100   Fluvanna County IDA IDRB, Series 1984
              (LOC)                                  3.50   12/01/2009     2,100
      500   Hampton Redevelopment and
              Housing Auth. RB, Series 1998 (LOC)    3.50    2/01/2028       500
    8,000   Hanover County IDA Residential Care
              Facility RB, Series 1999 (LOC)         3.55    7/01/2029     8,000
   10,000   Harrisonburg IDA RB, Series 2000 (LOC)   3.50    8/01/2023    10,000
    7,700   Harrisonburg Redevelopment and Housing
              Auth. MFH RB, Series 1991A (LOC)       3.55    3/01/2016     7,700
            Henrico County IDA RB,
    3,950     Series 1986C (NBGA)                    3.50    7/15/2016     3,950
    5,785     Series 1998 (LOC)                      3.55    8/01/2023     5,785
      990   Loudoun County IDA RB, Series 1998
              (LOC)                                  3.45   11/01/2028       990
            Lynchburg IDA Hospital RB,
      400     Series 1985C (LIQ)(INS)(2)             3.55   12/01/2025       400
    1,700     Series 1985D (LIQ)(INS)(2)             3.55   12/01/2025     1,700
    2,500     Series 1985F (LIQ)(INS)(2)             3.55   12/01/2025     2,500
    4,650   Newport News Redevelopment and Housing
              Auth. MFH RB, Series 1984 (LOC)        3.60   11/01/2006     4,650
    4,800   Norfolk IDA Hospital Facilities RB,
              Series 1999 (LOC)                      3.55    6/01/2020     4,800
    3,485   Norfolk IDA RB, Series 1998 (LOC)        3.60    9/01/2020     3,485
            Norfolk Redevelopment and Housing Auth.
              RB,
    1,700     Series 1999 (LOC)                      3.60    9/01/2009     1,700
    2,100     Series 1999 (LOC)                      3.60    3/01/2021     2,100
    4,155   Peninsula Ports Auth. Coal Terminal RB,
              Series 1987D (LOC)                     3.75    7/01/2016     4,155
    1,100   Petersburg Hospital Auth. RB,
              Series 1997 (LOC)                      3.80    7/01/2017     1,100
    6,300   Prince William County IDA RB,
              Series 1988 (LOC)                      3.65    6/30/2004     6,300
    1,700   Richmond IDA IDRB, Series 1993           3.65   10/01/2002     1,700
    1,710   Richmond Redevelopment and Housing
              Auth. RB, Series 1995 (LOC)            3.50    4/01/2029     1,710
    7,500   Roanoke IDA RB, Series 1994              3.65   12/01/2013     7,500
    2,500   Waynesboro IDA RB, Series 1997 (LOC)     3.80   12/15/2028     2,500
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $126,660)            126,660
--------------------------------------------------------------------------------

                               PUT BONDS (13.2%)

    2,000   Chesterfield County IDA PCRB, Series
              1985                                   3.15   10/01/2009     2,000
            Louisa IDA PCRB,
    3,000     Series 1984                            3.45   12/01/2008     3,000
    4,000     Series 1984                            3.35   12/01/2008     4,000
    4,000     Series 1984                            3.30   12/01/2008     4,000
    2,000     Series 1984                            3.25   12/01/2008     2,000
    1,370   Prince William County IDA RB,
              Series 1992 (LOC)                      3.45    9/01/2007     1,370
    3,450   Richmond IDA RB, Series 1987A (LOC)      3.60    8/15/2015     3,450
    2,500   York County IDA PCRB, Series 1985        3.15    7/01/2009     2,500
--------------------------------------------------------------------------------
            Total put bonds (cost: $22,320)                               22,320
--------------------------------------------------------------------------------

                         FIXED-RATE INSTRUMENTS (11.3%)

    1,000   Arlington County IDA Hospital RB,
              Series 1991A (PRE)                     6.55    9/01/2003     1,029
            Augusta County lDA Hospital RB,
    2,500     Series 1991 (PRE)                      6.50    9/01/2008     2,571
    1,000     Series 1991 (PRE)                      6.63    9/01/2012     1,029
    1,270   Chesterfield County GO, Series 2001      4.75    1/15/2002     1,284
    1,000   Loudoun County GO, Series 1997A          4.38    8/01/2001     1,003
            Newport News GO,
    1,770     Series 1993B                           4.90   11/01/2001     1,786
    3,025     Series 2000A                           6.00    5/01/2001     3,028
    1,000   Norfolk GO Capital Improvement and
              Refunding Bonds, Series 1998
              (INS)(3)                               4.75    7/01/2001     1,001
    6,000   Virginia Beach Development Auth.
              Hospital RB, Series 1991 (PRE)         6.30   11/01/2021     6,224
--------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $18,955)                  18,955
--------------------------------------------------------------------------------
            Total investments (cost: $167,935)                          $167,935
================================================================================







                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------
            Hospitals                                           12.5%
            Electric Utilities                                  10.4
            Nursing/Continuing Care Centers                     10.2
            Multifamily Housing                                  9.9
            Tobacco                                              9.6
            Electrical Equipment                                 9.0
            Finance - Municipal                                  5.9
            General Obligations                                  4.8
            Buildings                                            3.8
            Aerospace/Defense                                    3.7
            Insurance - Life/Health                              3.7
            Manufacturing - Diversified Industries               3.3
            Escrowed Bonds                                       2.8
            Airport/Port                                         2.5
            Electric/Gas Utilities - Municipal                   2.3
            Real Estate Investment Trusts                        2.1
            Metals/Mining                                        1.3
            Real Estate - Other                                  1.0
            Retail - Food                                        0.8
                                                                ----
            Total                                               99.6%
                                                                ====







NOTES TO PORTFOLIOS OF INVESTMENTS

MARCH 31, 2001


GENERAL NOTES

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The percentages shown represent the percentage of the investments to net assets.

SPECIFIC NOTES

(a) Zero-coupon security. Rate represents the effective yield at date of purchase. For the USAA Virginia Bond Fund, this security represented 0.6% of the Fund's net assets.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MARCH 31, 2001


                                                         USAA     USAA VIRGINIA
                                                       VIRGINIA    MONEY MARKET
                                                      BOND FUND        FUND
                                                      --------------------------

ASSETS

   Investments in securities, at market value
      (identified cost of $406,190 and $167,935,
      respectively)                                   $  425,819     $  167,935
   Cash                                                       30            291
   Receivables:
      Capital shares sold                                     51            234
      Interest                                             6,934            778
   Prepaid expense                                             -             21
                                                      --------------------------
         Total assets                                    432,834        169,259
                                                      --------------------------

LIABILITIES

   Capital shares redeemed                                     6            440
   USAA Investment Management Company                        119             46
   USAA Transfer Agency Company                               14              9
   Accounts payable and accrued expenses                      55             54
   Dividends on capital shares                               593             41
                                                      --------------------------
         Total liabilities                                   787            590
                                                      --------------------------
            Net assets applicable to capital shares
               outstanding                            $  432,047     $  168,669
                                                      ==========================

REPRESENTED BY

   Paid-in capital                                    $  418,992     $  168,669
   Accumulated net realized loss on investments           (6,574)             -
   Net unrealized appreciation of investments             19,629              -
                                                      --------------------------
         Net assets applicable to capital shares
            outstanding                               $  432,047     $  168,669
                                                      ==========================
   Capital shares outstanding                             38,271        168,669
                                                      ==========================
   Authorized shares of $.01 par value                   120,000      1,125,000
                                                      ==========================
   Net asset value, redemption price, and offering
      price per share                                 $    11.29     $     1.00
                                                      ==========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MARCH 31, 2001

                                                        USAA     USAA VIRGINIA
                                                      VIRGINIA   MONEY MARKET
                                                      BOND FUND      FUND
                                                     --------------------------

NET INVESTMENT INCOME

   Interest income                                     $ 23,205     $  6,610
                                                     --------------------------
   Expenses:
      Management fees                                     1,305          524
      Transfer agent's fees                                 220          115
      Custodian's fees                                       92           71
      Postage                                                26           18
      Shareholder reporting fees                             14           13
      Directors' fees                                         6            6
      Registration fees                                       9            3
      Professional fees                                      36           31
      Insurance                                               -           10
      Other                                                   9            7
                                                     --------------------------
         Total expenses                                   1,717          798
      Expenses paid indirectly                               (7)          (2)
                                                     --------------------------
         Net expenses                                     1,710          796
                                                     --------------------------
            Net investment income                        21,495        5,814
                                                     --------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain                                      2,868            -
   Change in net unrealized appreciation/depreciation    19,082            -
                                                     --------------------------
            Net realized and unrealized gain             21,950            -
                                                     --------------------------
Increase in net assets resulting from operations      $  43,445    $   5,814
                                                     ==========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.






STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MARCH 31,

                                                     USAA                   USAA
                                                   VIRGINIA               VIRGINIA
                                                   BOND FUND          MONEY MARKET FUND
                                            ---------------------------------------------
                                               2001        2000        2001       2000
                                            ---------------------------------------------

FROM OPERATIONS

   Net investment income                    $  21,495   $  21,083   $   5,814   $   4,375
   Net realized gain (loss) on investments      2,868      (8,891)          -           -
   Change in net unrealized appreciation/
     depreciation of investments               19,082     (20,762)          -           -
                                            ---------------------------------------------
      Increase (decrease) in net assets
         resulting from operations             43,445      (8,570)      5,814       4,375
                                            ---------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income                      (21,495)    (21,083)     (5,814)     (4,375)
                                            ---------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                   51,697      60,020     140,531     146,790
   Dividend reinvestments                      15,130      15,243       5,411       4,130
   Cost of shares redeemed                    (33,946)    (70,746)   (134,327)   (132,282)
                                            ---------------------------------------------
      Increase in net assets from
        capital share transactions             32,881       4,517      11,615      18,638
                                            ---------------------------------------------
Net increase (decrease) in net assets          54,831     (25,136)     11,615      18,638

NET ASSETS

   Beginning of period                        377,216     402,352     157,054     138,416
                                            ---------------------------------------------
   End of period                            $ 432,047   $ 377,216   $ 168,669   $ 157,054
                                            =============================================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                  4,724       5,477     140,531     146,790
   Shares issued for dividends reinvested       1,385       1,405       5,411       4,130
   Shares redeemed                             (3,111)     (6,538)   (134,327)   (132,282)
                                            ---------------------------------------------
         Increase in shares outstanding         2,998         344      11,615      18,638
                                            =============================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.







NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2001


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 10 separate funds. The information presented in this annual report pertains only to the USAA Virginia Bond Fund and USAA Virginia Money Market Fund (the Funds). The Funds have a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The USAA Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - Investments in the USAA Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA Virginia Money Market Fund, are stated at amortized cost, which approximates market value.

B. FEDERAL TAXES - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities. The Funds concentrate their investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. PREPAID EXPENSE - The USAA Virginia Money Market Fund, along with other USAA money market funds, is covered under an insurance policy issued by ICIM Reinsurance Company issued on December 1, 2000. The purpose of this coverage is to protect the Fund against bond defaults and similar events that could negatively affect the value of portfolio securities of money market funds. The Fund amortizes the insurance premium over the life of the policy.

E. EXPENSES PAID INDIRECTLY - The Funds' custodian bank has agreed to reduce its fees when the Funds maintain a cash balance in the non-interest-bearing custody account. For the year ended March 31, 2001, custodian fee offset arrangements reduced expenses of the USAA Virginia Bond and USAA Virginia Money Market funds by $7,000 and $2,000, respectively.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Funds participate with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million -- $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Funds had two agreements with CAPCO -- $250 million committed and $500 million uncommitted.

Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, each Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. The Funds had no borrowings under either of these agreements during the year ended March 31, 2001.

(3) DISTRIBUTIONS

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 2001, the USAA Virginia Bond Fund had capital loss carryovers for federal income tax purposes of $6,568,000, which, if not offset by subsequent capital gains, will expire between 2003 and 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 2001, were as follows:

                                   USAA VIRGINIA        USAA VIRGINIA
                                     BOND FUND        MONEY MARKET FUND
                                   ------------------------------------
Purchases                          $150,227,000         $286,400,000
Sales/maturities                   $118,965,000         $270,117,000

For  the  USAA  Virginia  Bond  Fund,   cost  of  purchases  and  proceeds  from
sales/maturities exclude short-term securities.

The cost of securities at March 31, 2001, for federal income tax purposes, for the USAA Virginia Bond and USAA Virginia Money Market funds was $406,196,000 and $167,935,000, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 2001, for tax purposes, were as follows:

                              APPRECIATION     DEPRECIATION         NET
                              ----------------------------------------------
USAA Virginia Bond Fund        $20,998,000     ($1,375,000)     $19,623,000

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to 0.5% of the first $50 million, 0.4% of that portion over $50 million but not over $100 million, and 0.3% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to 0.5% of its annual average net assets through August 1, 2001.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Funds to amortize premiums and discounts. The Funds are following this accounting method; therefore, this requirement will not affect the Funds' net asset values and is not expected to have a material impact on the Funds' future financial statements.

(8) FINANCIAL HIGHLIGHTS - USAA VIRGINIA BOND FUND

Per-share operating performance for a share outstanding throughout each period is as follows:

                                           YEAR ENDED MARCH 31,
                           ----------------------------------------------------
                             2001       2000       1999       1998       1997
                           ----------------------------------------------------
Net asset value at
   beginning of period     $  10.69   $  11.52   $  11.49   $  10.92   $  10.93
Net investment income           .59        .59        .60        .62        .63
Net realized and
   unrealized gain (loss)       .60       (.83)       .03        .57       (.01)
Distributions from net
   investment income           (.59)      (.59)      (.60)      (.62)      (.63)
                           ----------------------------------------------------
Net asset value at
   end of period           $  11.29   $  10.69   $  11.52   $  11.49   $  10.92
                           ====================================================
Total return (%) *            11.45      (2.00)      5.62      11.13       5.82
Net assets at end
   of period (000)         $432,047   $377,216   $402,352   $346,246   $292,914
Ratio of expenses to
   average net assets (%)       .43        .43        .43        .44        .46
Ratio of net investment
   income to average
   net assets (%)              5.38       5.45       5.22       5.48       5.76
Portfolio turnover (%)        30.28      24.60      10.55      14.24      26.84


* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.


(8) FINANCIAL HIGHLIGHTS - USAA VIRGINIA MONEY MARKET FUND

Per-share operating performance for a share outstanding throughout each period is as follows:

                                           YEAR ENDED MARCH 31,
                           ----------------------------------------------------
                             2001       2000       1999       1998       1997
                           ----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .04        .03        .03        .03        .03
Distributions from net
   investment income           (.04)      (.03)      (.03)      (.03)      (.03)
                           ----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ====================================================
Total return (%) *             3.70       3.06       2.98       3.34       3.14
Net assets at end
   of period (000)         $168,669   $157,054   $138,416   $122,509   $113,330
Ratio of expenses to
   average net assets (%)       .50        .50        .50        .50        .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)             -          -        .50        .51        .53
Ratio of net investment
   income to average
   net assets (%)              3.63       3.04       2.93       3.29       3.10


* ASSUMES REINVESTMENT OF ALL DIVIDEND INCOME DISTRIBUTIONS DURING THE PERIOD.










DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                        LEGAL COUNSEL
USAA Shareholder Account Services     Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road              Exchange Place
San Antonio, Texas 78288              Boston, Massachusetts 02109

CUSTODIAN                             INDEPENDENT AUDITORS
State Street Bank and Trust Company   KPMG LLP
P.O. Box 1713                         112 East Pecan, Suite 2400
Boston, Massachusetts 02105           San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS            INTERNET ACCESS
Call toll free - Central Time         USAA.COM(REGISTERED TRADEMARK)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777





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